Exhibit 99.1

Protalix BioTherapeutics Corporate Update June 2016

This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements including, among others, statemen ts regarding expectations as to regulatory approvals, market opportunity for, and potential sales of, the Company’s product and pr oduct candidates, goals as to product candidate development and timing of the Company’s clinical trials, are based on the Company’ s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncer tai nties that are difficult to predict. Factors that might cause material differences include, among others: failure or delay in the commenceme nt or completion of the Company’s preclinical and clinical trials which may be caused by several factors, including: slower than expected rates of patient recruitment; unforeseen safety issues; determination of dosing issues; lack of effectiveness during clinical trials; inabilit y t o monitor patients adequately during or after treatment; inability or unwillingness of medical investigators and institutional review boards to fol low the Company’s clinical protocols; and lack of sufficient funding to finance clinical trials; the risk that the results of the clinical tria ls of the Company’s product candidates will not support the Company’s claims of safety or efficacy, that the Company’s product candidates will not have the desired effects or will be associated with undesirable side effects or other unexpected characteristics; the Company’s dependence on performance by third party providers of services and supplies, including without limitation, clinical trial services; delays in the Company’s preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA or other health regulatory authorities, and other risks relating to the review process; the inherent risks and uncertainties in developing dr ug platforms and products of the type we are developing; the impact of development of competing therapies and/or technologies by other compani es and institutions; potential product liability risks, and risks of securing adequate levels of product liability and other necessa ry insurance coverage; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of today’s date. The Company undertakes no obligation to update or revise the information contained in this presentation whether as a result of new information, future events or circumstances or otherwise. Note Regarding Forward - Looking Statements

3 Protalix Snapshot • FDA approval for plant cell culture based production of a protein - Elelyso® • Protein production site approved by FDA, EMA and other major regulatory bodies world - wide • Phase II candidates: • Inhaled protein for Cystic Fibrosis • Oral protein for inflammatory diseases • Phase III clinical program testing the superiority of drug candidate for Fabry Disease

Strategy Highlights 4 Focus on development of proprietary proteins with superior clinical profiles Execution of late stage clinical studies Advancement of early pipeline products into clinical development

Pipeline Overview 5 for Fabry Disease PRX - 102 AIR DNAse TM for Cystic Fibrosis PRX - 110 Oral anti - TNF for Ulcerative Colitis OPRX - 106 Phase I Phase II Phase III Pegunigalsidase alfa* *pending WHO publication for Fabry Disease (PRX - 102) Pegunigalsidase alfa

Fabry Disease

- Rare genetic lysosomal storage disorder caused by deficiency in the enzyme α-galactosidase A. ~5,000 patients treated worldwide
- Lipids accumulate in key organs (kidney, heart, CNS) leading to a progressive and potentially life threatening disease.
- Renal and Cardiac failures are the most predominant causes for morbidity
- ~$1.2B growing market (CAGR ~10%)

Key Players

Fabrazyme®, Sanofi	Enzyme Replacement Therapy (ERT)	• Approved Worldwide
Replagal®, Shire		• Approved ex-US only
Galafold™, Amicus	pharmacological chaperone	• Approved in EU only • Only for patients with amenable mutations (~30%)

7

PROTALIX Biotherapeutics

Fabry Disease Remains a High Unmet Need 8 Hypertension and cardiomyopathy Renal insufficiency and renal failure Impact on pain and gastrointestinal function Renal function continues to decline even for patients on long term Enzyme Replacement Therapy (ERT ) Rombach et al 2013 Most pronounced 4 - 7 days prior to next infusion

Pegunigalsidase alfa (PRX 102) : A Chemically Modified Plant Cell Derived Recombinant Human α - galactosidase - A 9 PEGylated covalently bound homodimer  active and stable enzyme Designed to be superior to the currently approved ERTs Proven Advantages • Larger amounts and longer duration of active enzyme • Enhanced uptake and activity in target organs • Lower formation of antibodies Results In x Better clinical efficacy x Improved Safety profile

Pegunigalsidase alfa (PRX 102): 14 Days of Active Enzyme



Plasma pegunigalsidase alfa concentration vs. time
Fabrazyme® time frame
Pegunigalsidase alfa time frame
~1/2 day
~14 days
Concentration (ng/mL)
100000
10000
1000
100
10
0
2
4
6
8
10
12
14
Days
1mg/Kg





T½
T½ (Hours)
100
80
60
40
20
0
78.9
2
1.8
PRX-102 (1mg/kg)
Fabrazyme (1mg/kg)
Replegal (0.2mg/kg)



AUC (0-—)
AUC (ug*min/mL)
20000
0
23454
575
PRX-102 (1mg/Kg)
Fabrazyme (1mg/Kg)

Higher levels of active available enzyme than current ERTs

10

PROTALIX Biotherapeutics

11 104.8 106.2 102.7 0 50 100 BL 6M 12M Positive impact on Kidney Function *measured as Annualized Rate of Estimated GFR Change (mL/min/ 1.73 m 2 /year ) ** Germain et al 2015 *** Phase I/II Doses 0.2 , 1 , 2 mg/kg ; For pegunigalsidase alfa 1 mg/kg dose (n= 6 ). eGFR slope was - 0.30 Pegunigalsidase alfa 1mg/kg N=6 Mean absolute eGFR ( mL/min/1.73 m 2 /year) Treated Populations eGFR slope * Fabrazyme ( eGFR BL 85 - 160) n=32 ** - 1.89 Pegunigalsidase alfa ( eGFR BL 70 - 160) n=16 *** - 0.3 2 Pegunigalsidase alfa (PRX 102) : Results from Phase I/II Clinical trial Fabry patients

Pegunigalsidase alfa (PRX 102): : Favorable safety and tolerability observed throughout ~15 patient years



- Pegunigalsidase alfa was well tolerated, with 98% of events being mild and moderate
- Only 3 patients (19%) tested positive for treatment-induced anti-drug antibodies

	% antibodies
Pegunigalsidase alfa	19%
Fabrazyme	74%*

"As PRX-102 has a different PK profile, which is probably the cause for the very low formation of antibodies, it has the potential for reduced immunogenicity."

Professor Raphael Schiffmann,
Director, Institute of Metabolic Disease at the Baylor Research Institute, Dallas, Texas

* Fabrazyme® Prescribing Information

12

PROTALIX Biotherapeutics

Randomized, double blind, active control study of PRX - 102 (pegunigalsidase alfa ) compared to Fabrazyme ® in Fabry patients previously treated with Fabrazyme ® Number of patients to be enrolled : 78 52 to be switched to pegunigalsidase alfa 26 to remain on Fabrazyme ® Objective : Demonstrate superiority to Fabrazyme ® in renal function over 24 months with interim results at 12 months - 30 % improvement Primary Endpoint : Comparison of eGFR slope (mean annualized change ) between treatment groups Other Endpoints : LVMI, pain, plasma lyso GB3, safety, immunogenicity, Quality of Life 13 Pegunigalsidase alfa (PRX 102) : Phase III pivotal trial initiated

Open label, single arm switch over study to assess the efficacy and safety of PRX - 102 (pegunigalsidase alfa) in Fabry patients currently treated with Replagal ® Number of patients to be enrolled : 22 Objective : Efficacy and safety data of patients switched from Replagal ® to PRX - 102 over 12 months with interim results at 6 months Endpoints: Safety , mean annualized change (slope) in eGFR , pain, plasma lyso GB3, immunogenicity, Quality of Life 14 A Fabry clinical study Pegunigalsidase alfa (PRX 102) : Supportive Clinical Trial

15 Pivotal Randomized Controlled Study vs Fabrazyme ® Open Label Switch - Over from Replagal ® FDA 24 mos Superiority Supportive – 12 mos EMA Rest of World 12 mos Interim non - inferiority (potential for superiority) Supportive – 12 mos • Ongoing follow - up of Phase I/II naïve patients • Pediatric plan in place Pegunigalsidase alfa (PRX 102) : Summary of Global Clinical Program to Support Filing

16 At current rate, market is projected to grow from $1.2B to $1.7B in the next 5 years Target – Worldwide Naïve & Switch patients Potential superiority in efficacy based on: Fabrazyme ® Pegunigalsidase alfa eGFR slope - 1.89 - 0.32 Half life 2 hours ~80 hours Active available enzyme ½ day 14 days Antibody formation 74% 19% Potential to be gold standard therapy Pegunigalsidase alfa (PRX 102) : Peak Sales Potential of $1B Annually

AIR DNase TM (PRX - 110) For Cystic Fibrosis

Cystic Fibrosis (CF)



- Rare genetic disease characterized by a highly viscous mucus most prominently leading to severe lung damage and loss of respiratory function
- ~70,000 CF patients worldwide. Growth in number of patients and increase in life expectancy

Top Selling Drugs

Target	Product	2015 Sales
Reduce mucus viscosity	Pulmozyme®	$678M
CFTR protein potentiation • Applicable to ~30% of patients • Given on top of all other treatments	Kalydeco® and Orkambi®	$983M

PROTALIX Biotherapeutics

AIR DNase TM Plant cell derived chemically modified recombinant DNase with A ctin I nhibition R esistance 19 Chemically modified DNase enzyme resistant to inhibition by actin thus designed to enhance the enzyme’s efficacy in CF patients’ sputa. Actin , a potent inhibitor of DNase, found in high concentrations in CF patients’ sputum, interferes with the effectiveness of the currently available DNase, Pulmozyme ® Relevant concentrations of actin and DNase in human sputum, following treatment In vitro assay Pulmozyme AIR DNase TM

AIR DNase TM : Demonstration of reduction of mucus viscosity in human sputum samples 20 N=6 Rheology Data Analysis

AIR DNase TM Clinical Development Plan for Cystic Fibrosis Phase I – 18 healthy volunteers: Completed • AIR DNase TM found to be safe and tolerable Phase II in CF patients – Initiated • Switch - over study for 15 patients previously treated with Pulmozyme ® • Study duration: 28 days • Efficacy endpoint: FEV1 • Safety and immunogenicity

Oral anti - TNF (OPRX - 106) For Ulcerative Colitis

Oral Delivery of Therapeutic Proteins Requirements for oral delivery of protein therapeutics • Protein must survive the gastric environment • Protein must be released from within the cells into the intestine • Protein must be able to act within the intestine The plant cell advantage: • Plant cell wall (cellulose) serves as protective agent against the gastric environment • Can serve as a natural oral administration vehicle

Anti-tumor Necrosis Factor Alpha (anti -TNF α) for Inflammatory Diseases

- Anti -TNF market >$30B with multiple blockbuster products (injections and IV infusions)

- Multiple indications:
  - **Ulcerative Colitis (~$5.5B)**
  - Rheumatoid Arthritis (~$17B)
  - Psoriasis (~$5.7B)
  - Crohn's Disease (~$3.6B)





24 PROTALIX Biotherapeutics

Oral Anti - tumor Necrosis Factor Alpha (anti TNF α ) OPRX - 106 for Inflammatory Diseases 25 Potential to locally deliver higher doses with fewer side effects in an oral formulation OPRX - 106 Inflammatory Bowel Disease Animal Model P=0.001 Non - diseased control OPRX - 106 OPRX - 106 TNBS saline saline TNBS Induced Damage Treatment

OPRX-106 Phase I Healthy Volunteers- complete



- Safe and well tolerated.
- Immunomodulation: Regulatory T cell activation showed biological activity in the gut: CD4/CD25, CD4/Foxp3/CD25, CD8/CD25, CD8/Foxp3/CD25)
- Alteration of systemic immune system ***without significant systemic absorption***
- Serum cytokine levels remained stable

> "The results demonstrated in the Phase I trial are very exciting and encouraging. As T regulatory cells have a central role in the immune system, PRX-106 has the potential to be an effective agent for numerous immune-mediated indications."

Prof. Yaron Ilan
Director, Gastroenterology and Liver Units, Department of Medicine , Hebrew University Hadassah Medical Center , Jerusalem.

26

PROTALIX Biotherapeutics

OPRX - 106 Phase II 27 Expected to commence by July 2016 Study design: • 15 mild to moderate untreated ulcerative colitis patients • Oral once daily administration - 8 week treatment duration • Evaluating two doses for: • Safety and Tolerability • Pharmacokinetics • Efficacy parameters: Mayo score, rectal bleeding, CRP levels, fecal calprotectin level

Financial Overview 28 • ~ 100M shares outstanding, as of March 31, 2016 • Dual listed on NYSE MKT and TASE • Strong cash position: ~$67M as of March 31 , 2016 • Cash level currently projected to finance the company into 2018, through significant milestones • $69M convertible note due by September 2018 • 10 years of 0% tax after using up NOL (currently ~$120M )

Promising results for flagship product for Fabry disease Three molecules in clinical development Phase III with pegunigalsidase alfa Phase II with AIR DNaseTM Phase II with Oral anti-TNF Clinical stage pipeline targeting markets that are >$8 billion R&D focus to advance early pipeline with attractive opportunities for proteins designed for superior clinical profiles

Finalize enrollment in Phase III pegunigalsidase alfa (PRX-102) studies in Fabry Enroll patients in Phase II study for AIR DNaseTM (PRX-110) in Cystic Fibrosis Initiate Phase II study for oral anti TNF (OPRX-106) in Ulcerative Colitis Report results from Phase II for AIR DNase TM Report results from Phase II for oral anti TNF

Moshe Manor President and CEO Protalix Biotherapeutics moshe.manor@protalix.com